Birmiwal Oasis Fund

For Investors Seeking Capital Appreciation

Prospectus

April 1, 2003

Birmiwal Investment Trust

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

Table of Contents

The Fund

4

The Objective of the Fund

4

The Principal Investment Strategies and Policies of the Fund

4

The Investment Selection Process Used by the Fund

5

The Principal Risks of Investing in the Fund

6

Who May Consider Investing

7

Performance History

7

Costs of Investing in the Funds

8

Expense Example

8

Performance-Based Management Fee

9

Additional Investment Strategies and Risk Considerations

10

Who Manages the Fund

11

The Investment Adviser

11

How to Buy and Sell Shares

12

Pricing of Fund Shares

12

Investing in the Fund.

13

Minimum Investments

13

Types of Account Ownership.

14

Instructions For Opening and Adding to an Account.

15

Telephone and Wire Transactions

16

Tax-Deferred Plans

17

Types of Tax-Deferred Accounts

18

Automatic Investment Plans

18

Instructions For Selling Fund Shares

19

Additional Redemption Information

20

Shareholder Communications

22

Dividends and Distributions.

22

Taxes

23

Privacy Policy

24

Board Of Trustees

25

Other Fund Service Providers

25

Where To Go for Information

27

Statement of Additional Information

27

Prospectus  2

Your Guide

to the Prospectus

This Prospectus is designed to help you make an informed decision about whether investing in the Birmiwal Oasis Fund is appropriate for you.  Please read it carefully before investing and keep it on file for future reference.  To make this Prospectus easy for you to read and understand, we have divided it into three sections: The Fund, Who Manages the Fund and How to Buy and Sell Shares.  Each section is organized to help you quickly identify the information that you are looking for.  The first section, The Fund, tells you four important things about the Fund that you should know before you invest:

•

The Fund’s investment objective – what the Fund is trying to achieve.

•

The primary investment strategies of the Fund – how the Fund tries to meet its investment objective.

•

The Fund’s method of selecting investments – how the Fund chooses its primary investments.

•

Risks you should be aware of – the principal risks of investing in the Fund.

The other sections of the Prospectus – Who Manages the Fund and How to Buy and Sell Shares – provide you with information about the Fund’s management, the services and privileges available to you, how we price shares of the Fund and how to buy and sell shares of the Fund.

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The Fund

Birmiwal Oasis Fund

The Objective of the Fund

•

The Birmiwal Oasis Fund seeks capital appreciation.

The Principal Investment Strategies and Policies of the Fund

•

The Fund invests primarily in common stocks under normal market conditions.  In addition, the Fund may invest in exchange traded funds.

•

The Fund invests in companies without regard to market capitalization.

•

The Fund’s investment strategy includes both growth and value style investing.

•

The Fund is a “non-diversified” portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.  Also, the Fund may participate in a limited number of industry sectors.

•

The Fund may hold all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-tem debt obligations, and repurchase agreements, either due to pending investments or when investment opportunities are limited.  Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks.

[Side panel: THE FUND’S daily share price can be found at the Birmiwal Oasis Fund website at http://www.birmiwal.com or by calling 1-800-417-5525.]

[Side panel: MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. A company’s market capitalization is computed by multiplying the current share price by the total number of shares outstanding.]

[Side panel: ALL MUTUAL FUNDS must elect to be “diversified” or “non-diversified.” As a non-diversified portfolio, the Fund may invest half of its total assets in two or more securities, while the other half is spread out among investments not exceeding 5% of the Fund’s total assets at the time of purchase. As a result, the Fund has the ability to take larger positions in a smaller number of securities than a diversified portfolio. These limitations do not apply to U.S. Government securities.]

Prospectus  4

The Investment Selection Process Used by the Fund

Birmiwal Asset Management, Inc., the Fund's investment adviser, invests in companies that the adviser believes have potential for capital appreciation.

The Fund's adviser is research driven.  The adviser uses both aspects of fundamental analysis - quantitative and qualitative - for identifying securities.  Technical analysis (or chart analysis) is also used, primarily for timing of purchasing and selling of securities.

The adviser seeks to find the best use of the Fund's assets in changing market environments. Potential gains are weighed against associated risks. The adviser focuses investments in securities and/or industries it believes have favorable risk-return profiles.

The Fund has the flexibility to take advantage of opportunities as they arise in all areas of the markets. In the growth area, the Fund invests primarily in companies having above average growth or growth potential as compared with the overall economy; preferably investing in companies that the adviser considers to be positioned for accelerating growth in revenue and/or earnings.  Companies growing much faster than the economy tend to be smaller capitalization companies.  In the value area, the Fund invests primarily in securities that the adviser believes are undervalued.  This can be due to the industry being currently out of favor, overreaction to adverse developments, or failure to appreciate positive changes such as change in management, product introductions, new markets or new industries, significant cost cutting measures, mergers or acquisitions, or change in industry outlook.

The Fund invests in an exchange traded fund if the adviser believes that the area of the market represented by the underlying index or benchmark is undervalued.

[Side panel: QUANTITATIVE AND QUALITATIVE RESEARCH.  Quantitative research is used to measure value by analyzing certain metrics, such as price to earning ratio, growth rate, debt to equity ratio, return on equity, etc. Qualitative measurements include analyzing business models, quality of management, competitive advantages, company and industry prospects, insider transactions, etc. The adviser uses both quantitative and qualitative research for the investment selection process of the Fund.]

[Side panel: MUTUAL FUNDS GENERALLY emphasize either “growth” or “value” styles of investing. Growth funds invest in companies that exhibit faster-than-average growth in revenues and earnings. Value funds invest in companies that appear underpriced according to certain financial measurements of their worth or business prospects. The Fund focuses on both “growth” and “value” investing.]

[Side panel: AN EXCHANGE TRADED FUND (ETF) is an investment company each share of which tracks a basket of securities in an index or benchmark. Examples of ETFs include the Standard and Poor Depository Receipt (SPDR), Nasdaq-100 Index Tracking Stock (QQQ), Merrill Lynch Semiconductor HOLDRS (SMH), and the Financial Select Sector SPDR Fund (XLF).]

Prospectus  5

The Principal Risks of Investing in the Fund

Risks in General

Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund's investments.  There is risk that these and other factors may adversely affect the Fund's performance.  You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.  An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.  An investment in the Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  You may lose money by investing in the Fund.

Risks of Investing in Common Stocks

The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing.  These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.  Many factors affect the performance of each company that the Fund invests in, including the strength of the company’s management or the demand for its product or services.  You should be aware that the value of a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services.  In addition, a company's share price may also decline if its earnings or revenues fall short of expectations.

There are overall stock market risks that may also affect the value of the Fund.  Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally.  The value of the Fund's investments may increase or decrease more than the stock markets in general.

Risks of Exchange Traded Funds

Investment in an exchange traded fund (ETF) carries security specific risk and the market risk.  Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance based on an ETF may not completely replicate the performance of the underlying index.  The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative.

Risks of Small and Medium Sized Companies

To the extent the Fund invests in the stocks of small and medium capitalization companies, the Fund may be subject to additional risks.  The earnings and prospects of these

Prospectus 6

companies are more volatile than larger companies.  Small and medium sized companies may experience higher failure rates than do larger companies.  The trading volume of securities of small and medium sized  companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.  Small and medium sized companies may have limited markets, product lines or financial resources and may lack management experience.

Risk of Non-Diversification

The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is "diversified".  Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Sector Risk

Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments.  If the adviser invests a significant portion of its assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment.  The sectors in which the Fund may be overweighted will vary.

Management Risk

The adviser's strategy may fail to produce the intended results.  Additionally, the Fund has no operating history; and the Fund’s adviser does not have experience managing the assets of a mutual fund.

Who May Consider Investing

The Fund may be suitable for you if:

•

You are seeking long-term growth of capital – at least five years.

•

You can tolerate risks associated with common stock investments.

•

You are not looking for current income.

•

You can tolerate significant fluctuations in the share price.

Performance History

Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.  There is no performance information for the Fund since the Fund has not completed one full calendar year of operation as of the date of this prospectus.

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Costs of Investing in the Fund

The following table describes the estimated expenses and fees that you may pay if you buy and hold shares of the Fund.  Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund’s daily share price.

[Side panel:  The Fund is a no-load fund, which means you do not pay any fees when you buy or sell shares of the Fund. As a result, all of your investment goes to work for you.]

Shareholder Fees

The  Fund

(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases

None

Deferred Sales Charge (Load)

None

Sales Charge (Load) Imposed on Reinvested Dividends

None

Exchange Fee

None

Redemption Fee

None

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees (see below for explanation of performance-based fee)

2.90%

12b-1 Distribution Fees

None

Other Expenses

None

Total Annual Fund Operating Expenses

2.90%

Fee Waiver/Expense Reimbursement(a)

1.40%

Net Annual Fund Operating Expenses

1.50%

(a)Birmiwal Asset Management, Inc. pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (i) interest and (ii) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses and has agreed to waive management fees and reimburse expenses to the extent necessary to maintain the total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses) at 1.50% of its average daily net assets for the first 12 months of operation.  After the initial 12 months, the Fund pays a variable performance-based management fee as shown on page 9.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except for year one).  Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

[Side panel: UNDERSTANDING EXPENSES: Operating a mutual fund involves a variety of expenses including those for portfolio management, shareholder statements, tax reporting and other services. These expenses are paid from the Fund’s assets in the form of management fees and service fees. Their effect is already factored into the Fund’s daily share price and returns.]

Your costs: Birmiwal Oasis Fund	One Year $153	Three Years $766

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Performance-Based Management Fee

After the initial 12 months, the Fund pays a variable performance-based management fee.  This fee is comprised of an annual base rate of 2.90% of average daily net assets (fulcrum fee), subject to a performance incentive fee adjustment (performance adjustment fee), in accordance with a rate schedule. The performance adjustment fee increases or decreases, depending on how well the Fund has performed relative to the S&P 500® over a performance period.  The performance period is the most recent 12 month period (rolling 12 month period).

As illustrated in the table below, the management fee will be the fulcrum fee if the Fund’s performance is within positive or negative 2.00% (two percentage points) of the investment record of the S&P 500® over the performance period.  If the Fund’s performance exceeds the investment record of the S&P 500® by more than two percentage points, the fee rate will be adjusted upward to a maximum of 5.30%.  In order to reach the 5.30% maximum, the Fund’s total return for the rolling 12 month period must be at least 14 percentage points better than the investment record of the S&P 500®.  If the Fund’s total return for a rolling 12 month period is exceeded by the investment record of the S&P 500® by more than two percentage points for the same period, the management fee is adjusted downward to a minimum rate of 0.50%.  Though not detailed in the table, the upward or downward adjustment of the fulcrum fee will be made at a rate of 0.01% in the management fee for each increment of 0.05% in differential performance.  The fee rate calculated in regard to each 12 month period will apply only for the next succeeding month and then will be subject to recalculation for the following month.

MANAGEMENT FEE SCHEDULE

REFLECTING FULCRUM FEE AND PERFORMANCE ADJUSTMENT

 (EFFECTIVE APRIL 1, 2004)

Performance Difference

Investment

Between the Fund

Management Fee

and the S&P 500® Index

(Annual Rate)

_____________________________________________________________________________________________

14% or more

5.3%

12%

4.9%

10%

4.5%

8%

4.1%

Outperformance

7%

3.9%

6%

3.7%

5%

3.5%

4%

3.3%

3%

3.1%

_____________________________________________________________________________________________

2%

2.9%

1%

2.9%

0%

2.9%

Neutral Performance

-1%

2.9%

-2%

2.9%

_____________________________________________________________________________________________

-3%

2.7%

-4%

2.5%

-5%

2.3%

-6%

2.1%

-7%

1.9%

-8%

1.7%

Underperformance

-10%

1.3%

-12%

0.9%

-14% or less

0.5%

Prospectus 9

Additional Investment Strategies and Risk Considerations

General

The objective of the Birmiwal Oasis Fund is capital appreciation.  This objective may be changed by the Board of Trustees without shareholder approval.  The Board does not anticipate making any change to the Fund's objective.

Options

The Fund may engage in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns.  Purchasing and selling of options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the adviser makes an error in judgment, or other causes.

Portfolio Turnover

The Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%.  A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year.  How long the Fund holds a security in its portfolio is generally not a factor in making buy and sell decisions.  Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance, and may produce increased taxable distributions.

Short Sales

The Fund may short stocks (or stock indices).  In a short sale, the Fund sells stock it does not own and makes delivery with securities borrowed from a broker.  The Fund then becomes obligated to replace the borrowed security by purchasing the stock at the market price prior to the time of replacement.  If the Fund uses short sales at inappropriate times or judges market conditions incorrectly, such investments may result in a substantial loss and lower the Fund’s returns.

The Fund may also sell short (i) “against the box” (selling a security that the Fund owns or has the right to acquire) to protect unrealized gains at the expense of losing the opportunity to profit if the price rises; and (ii) to hedge the Fund's portfolio against the market risk at the cost of lowering the Fund's performance.  There is no assurance that a short position will achieve a perfect correlation with the security that is being hedged.  Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund’s returns.

Prospectus 10

Other Investment Strategies

The Fund may utilize other investment techniques and strategies that are not described in this Prospectus, such as investing in foreign securities or in fixed-income securities, buying and selling stock index futures contracts and options on futures contracts, using leverage, etc. These techniques may subject the Fund to additional risks, please see the Statement of Additional Information for further details.

Who Manages the Fund

The Investment Adviser

Birmiwal Asset Management, Inc. (BAM) is the investment adviser of the Fund and has responsibility for the management of the Fund's affairs, under the supervision of the Trust's Board of Trustees. The Fund's investment portfolio  is managed on a day-to-day basis by Kailash Birmiwal, Ph.D. Dr. Birmiwal is also the President of BAM. The firm was organized in 2002 and its address is 5270 Highland Drive, Bellevue, WA  98006.

Dr. Kailash Birmiwal graduated from the Indian Institute of Technology (IIT), Kanpur, India in 1979 where he obtained his Bachelor of Technology degree in Electrical Engineering.  He received his Master of Science in Electrical Engineering in 1981, Master of Science in Mathematics in 1986, and Ph.D. in Electrical Engineering in 1988, all from the University of Connecticut.  From 1987 to 1994, Dr. Birmiwal taught at the Southern Illinois University at Carbondale in the Department of Electrical Engineering.  He has published many research journal articles.   Since 1994 he has been primarily engaged in managing his personal assets in the equity markets.

Under the Management Agreement, the adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. BAM pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (i) interest and (ii) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses. For its services, and for the first 12 months of the Fund's operation, the adviser receives an annual investment management fee of 2.90% of the average daily net assets of the Fund.  BAM has agreed to waive management fees and reimburse expenses to the extent necessary to maintain the total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses) at 1.50% of its average daily net assets for the first 12 months of operation.  After the initial 12 months, the Fund pays a variable performance-based management fee as shown on page 9.

Prospectus 11

How to Buy and Sell Shares

Pricing of Fund Shares

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund’s net asset value (“NAV”).  The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value  =   Total Assets – Liabilities / Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m.  Eastern time) every day the Exchange is open.  All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund’s Transfer Agent, Mutual Shareholder Services.  Your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day’s NAV.  The Fund’s investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the adviser, subject to the review and oversight of the Fund’s Board of Trustees.  The Fund may use pricing services to determine market value.

Prospectus 12

Investing in the Fund

You may purchase shares directly through the Fund’s Transfer Agent or through a brokerage firm or other financial institution that has agreed to sell the Fund’s shares.  If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application).  To request an application, call toll-free 1-800-417-5525. Your initial investment minimum can be found in the table below.  The Fund  reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower to investors purchasing shares through a brokerage firm or other financial institution.

The investment adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

[Side panel: INVESTMENTS MADE THROUGH BROKERAGE FIRMS OR OTHER FINANCIAL INSTITUTIONS:  If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. Your financial institution is responsible for transmitting your order in a timely manner.]

Minimum Investments

Initial

Additional

Regular Account

$1,000

$100

Automatic Investment Plan

$250

$100*

IRA Account

$500

$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

All purchases must be made in U.S.  dollars and checks must be drawn on U.S. banks.  No cash, credit cards or third party checks will be accepted.  A $20 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to

Prospectus 13

debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.  Your investment in the Fund should be intended to serve as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

Types of Account Ownership

You can establish the following types of accounts by completing a Shareholder Account Application:

•

Individual or Joint Ownership

Individual accounts are owned by one person.  Joint accounts have two or more owners.

•

A Gift or Transfer to Minor (UGMA or UTMA) A UGMA/UTMA account is a custodial account managed for the benefit of a minor.  To open an UGMA or UTMA account, you must include the minor’s social security number on the application.

•

Trust

An established trust can open an account.  The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

•

Business Accounts

Corporation and partnerships may also open an account.  The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

•

IRA Accounts

See “Tax-Deferred Plans” on page 17.

Prospectus 14

Instructions For Opening and Adding to an Account

TO OPEN AN ACCOUNT

By Mail

Complete and sign the Shareholder Application or an IRA Application

Make your check payable to Birmiwal Oasis Fund

• For IRA accounts, please specify the year for which the contribution is made.

Mail the application and check to:

Birmiwal Oasis Fund

c/o Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, Ohio 44141

By overnight courier, send to:

Birmiwal Oasis Fund

c/o Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, Ohio 44141

TO ADD TO AN ACCOUNT

By Mail

Complete the investment slip that is included with your account statement, and write your account number on your check.  If you no longer have your investment slip, please reference your name, account number, and address on your check.

Mail the slip and the check to:

Birmiwal Oasis Fund

c/o Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, Ohio 44141

Prospectus 15

TO OPEN AN ACCOUNT

By Wire

Call 1-800-417-5525 for instructions to obtain an investor account number or an IRA account number prior to wiring to the Fund.

Send your investment to US Bank N.A.

with these instructions:

•

US Bank N.A.

•

ABA#  075000022

•

DDA#  130100788640

•

Account of Birmiwal Oasis Fund

•

Further Credit to:

Account Name (shareholder name)

Include Social Security Number or Tax ID

Shareholder Account Number

TO ADD TO AN ACCOUNT By Wire Send your investment to US Bank N.A. by following the instructions listed in the column to the left.

Telephone and Wire Transactions

With respect to all transactions made by telephone, the Fund and its Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions.  If reasonable procedures are followed, then neither the Fund nor the Transfer Agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption.  In any instance where the Fund’s Transfer Agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the Transfer Agent shall be liable for any losses which may occur because of delay in implementing a transaction.

Prospectus 16

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed account application and issued an account number to you.  The account number must be included in the wiring instructions as set forth on the previous page.  The Transfer Agent must receive your account application to establish shareholder privileges and to verify your account information.  Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions.  If the Transfer Agent is notified no later than 3:00 p.m. Eastern time of the wire instructions, and the wired funds are received by the Transfer Agent no later than 5:00 p.m. Eastern time, then the shares purchased will be priced at the NAV determined on that business day.  If the wire is not received by 5:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts.  A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes.  A contribution to certain of these plans may also be tax deductible.  Tax-deferred accounts include retirement plans described below.  Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.  Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

US Bank N.A., serves as the custodian for the tax-deferred accounts offered by the Fund.  You will be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Fund.  You may pay the fee by check or have it automatically deducted from your account (usually in December).  The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Prospectus 17

 Types of Tax-Deferred Accounts

•

Traditional IRA

An individual retirement account.  Your contribution may or may not be deductible depending on your circumstances.  Assets can grow tax-deferred and distributions are taxable as income.

•

Roth IRA

An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

•

Spousal IRA

An IRA funded by a working spouse in the name of a non-earning spouse.

•

SEP-IRA

An individual retirement account funded by employer contributions.  Your assets grow tax-deferred and distributions are taxable as income.

•

Keogh or Profit Sharing Plans

These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions of up to $35,000 for each person covered by the plans.

•

403(b) Plans

An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

•

401(k) Plans

Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis.  These accounts need to be established by the trustee of the plan.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Fund from your bank or savings account.  Your initial investment minimum is $250 if you select this option.  Shares of the Fund may also be purchased through direct deposit plans offered by certain employers and government agencies.  These plans enable a shareholder to have all or a portion of their payroll or Social Security checks transferred automatically to purchase shares of the Fund.

Prospectus 18

FOR INVESTING

Automatic Investment Plan

For making automatic investments

from a designated bank account.

Dividend Reinvestment

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

Payroll Direct Deposit Plan For making automatic investments from your payroll check.

Instructions For Selling Fund Shares

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading.  Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the Transfer Agent.  The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale.  Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request.  The Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days.  This procedure is intended to protect the Fund and its shareholders from loss.  If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed.  If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

TO SELL SHARES

By Mail

Write a letter of instruction that includes:

•

The names(s) and signature(s) of all account owners.

•

Your account number.

•

The dollar or share amount you want to sell.

•

Where to send the proceeds.

•

If redeeming from your IRA, please note applicable withholding requirements.

•

Obtain a signature guarantee or other documentation, if required.

Prospectus 19

Mail your request to:

Birmiwal Oasis Fund

c/o Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, Ohio 44141

By Telephone

• You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate section of the account application that you decline this option.  Otherwise, you may redeem Fund shares by calling 1-800-417-5525.  Redemption proceeds will only be mailed to your address of record.

• You may only redeem a maximum of $25,000 per day by telephone.

By overnight courier, send to:

Birmiwal Oasis Fund

c/o Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, Ohio 44141

• You will not be able to redeem by telephone and have a check sent to your address of record for a period of 15 days following an address change.

• Unless you decline telephone privileges in writing or on your account application, as long as the Fund takes reasonable measures to verify the order, you may be responsible for any fraudulent telephone order.

 For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S. 1-800-417-5525.

Additional Redemption Information

Signature Guarantees

Signature guarantees are designed to protect both you and the Fund from fraud.  A signature guarantee of each owner is required to redeem shares in the following situations:

•

If you change ownership on your account.

•

If you request the redemption proceeds to be sent to a different address than that registered on the account.

•

If the proceeds are to be made payable to someone other than the account’s owner(s).

•

If a change of address request has been received by the Transfer Agent within the last 15 days.

•

If you wish to redeem $25,000 or more from any shareholder account.

Prospectus 20

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange.  Call your financial institution to see if they have the ability to guarantee a signature.  A notary public cannot provide signature guarantees.

The Fund reserves the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by Federal Law.  For more information pertaining to signature guarantees, please call 1-800-417-5525.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trusts, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others.  In order to avoid delays in processing redemption requests for these accounts, you should call the Transfer Agent at 1-800-417-5525 to determine what additional documents are required.

Address Changes

To change the address on your account, call the Transfer Agent at 1-800-417-5525 or send a written request signed by all account owners.  Include the account number(s) and name(s) on the account and both the old and new addresses.  Certain options may be suspended for a period of 15 days following an address change.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required.  In order to avoid delays in processing these requests, you should call the Transfer Agent at 1-800-417-5525 to determine what additional documents are required.

Redemption Initiated by the Fund

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $500.  After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days.  If your account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds.  This minimum balance requirement does not apply to automatic investment plans, to IRAs, and to other tax-sheltered investment accounts.  The right of redemption by the Fund will not apply if the value of your account balance falls below $500 because of market performance.  The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund.  All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax adviser.

Prospectus 21

Shareholder Communications

Account Statements

Every quarter, shareholders of the Fund will automatically receive regular account statements.  You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings

Financial reports will be sent at least semiannually.  Annual reports will include audited financial statements.  To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

Dividends and Distributions

The Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains.  You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash.  Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash.  Reinvested dividends and distributions receive the same tax treatment as those paid in cash.  If you are interested in changing your election, you may call the Transfer Agent at 1-800-417-5525 or send a written notification to:

Birmiwal Oasis Fund

c/o Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, Ohio 44141

[Side panel: WHAT IS A REDEMPTION? A redemption is a sale by you to the Fund of some or all of your shares. The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. When you redeem your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.]

[Side panel: REDEMPTION IN KIND: The Fund intends to make payments for all redemptions in cash, however, if the Fund believes that conditions exist which make cash payments detrimental to the best interests of the Fund, payment for shares redeemed may be made in whole or in part through a distribution of portfolio securities chosen by the adviser (under the supervision of the Board of Trustees). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash after the redemption.]

Prospectus 22

Taxes

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account).  Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Redemptions of shares of the Fund are taxable events which you may realize as a gain or loss.  The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund’s distributions may be subject to federal income tax whether received in cash or reinvested in additional shares.  In addition to federal taxes, you may be subject to state and local taxes on distributions.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

[Side panel: WHAT IS A DISTRIBUTION? As a shareholder, you are entitled to your share of the Fund’s income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the Fund earns from is holdings and interest it receives from its money market and bond investments. Capital gains are realized when the Fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the Fund held the securities for less than or more than one year.]

[Side panel: WHEN A FUND makes a distribution to its shareholders, the share price of the Fund drops by the amount of the distribution, net of any market fluctuations.]

[Side panel: “BUYING A DIVIDEND” If you purchase shares of the Fund just before it makes a distribution, you will pay the full price for the shares and then receive a portion back in the form of a taxable distribution. This is referred to as “buying a dividend”. In order to avoid paying unnecessary taxes as a result of the distribution, check the Fund’s distribution schedule before you invest.]

Prospectus 23

PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects.  The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basic information, and other financial information).

Categories of Information the Fund Discloses.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Fund restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Prospectus 24

Board of Trustees

Kailash Birmiwal, Ph. D.

Rajendra K. Bordia, Ph. D.

Hemant K. Gupta, Ph. D.

Veera S. Karukonda

Bal K. Sharma, Dr.

Other Fund Service Providers

Custodian

US Bank N.A.

Fund Administrator

Premier Fund Solutions, Inc.

Independent Auditor

McCurdy & Associates, CPAs

Investment Adviser

Birmiwal Asset Management, Inc.

Legal Counsel

Thompson Hine LLP

Transfer Agent

Mutual Shareholder Services, LLC

Prospectus 25

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Prospectus 26

Where To Go For Information

For shareholder inquiries, please call toll-free in the U.S. at 1-800-417-5525.  You will also find more information about the Fund in the following documents:

Statement of Additional Information

The Statement of Additional Information contains additional and more detailed information about the Fund, and is considered to be a part of this Prospectus.  There are three ways to get a copy of these documents.

1.

Call or write for one, and a copy will be sent without charge.

Birmiwal Oasis Fund

c/o Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, Ohio 44141

1-800-417-5525

2.  Call or write the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also review and copy information about the Fund in person at the SEC Public Reference Room in Washington D.C.

Public Reference Section of the SEC

Washington D.C. 20549-0102

1-202-942-8090

Copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov

3.  Go to the SEC's website (www.sec.gov) and download a text-only version.

BIRMIWAL OASIS FUND   SEC file number 811-21289

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the adviser.  This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

Prospectus 27

BIRMIWAL OASIS FUND

5270 Highland Drive

Bellevue, WA 98006

BIRMIWAL OASIS FUND

STATEMENT OF ADDITIONAL INFORMATION

April 1, 2003

This Statement of Additional Information ("SAI") is not a prospectus.  It should be read in conjunction with the Prospectus of the Birmiwal Oasis Fund dated April 1, 2003.  A free copy of the Prospectus can be obtained by writing the Transfer Agent at 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141 or by calling 1-800-417-5525.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND THE FUND	1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	1

INVESTMENT LIMITATIONS	6

THE INVESTMENT ADVISER	8

TRUSTEES AND OFFICERS	9

BOARD INTEREST IN THE FUND	10

COMPENSATION	11

PORTFOLIO TRANSACTIONS AND BROKERAGE	11

ADDITIONAL TAX INFORMATION	12

PRICING OF FUND SHARES	12

PURCHASES AND SALES THROUGH BROKER DEALERS	13

INVESTMENT PERFORMANCE	13

CUSTODIAN	14

FUND SERVICES	14

ACCOUNTANTS	15

FINANCIAL STATEMENTS	15

-i-

DESCRIPTION OF THE TRUST AND THE FUND

The Birmiwal Oasis Fund (the "Fund") was organized as a non-diversified series of Birmiwal Investment Trust (the "Trust") on January 3, 2003 and commenced operations on April 1, 2003.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated January 3, 2003 (the "Trust Agreement").  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only fund series currently authorized by the Trustees.  The investment adviser to the Fund is Birmiwal Asset Management, Inc. (the "Adviser").

The Fund does not issue share certificates.  All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Prior to the public offering of the Fund, Kailash Birmiwal IRA purchased all of the outstanding shares of the Fund and may be deemed to control the Fund.  As the controlling shareholder, Kailash Birmiwal IRA could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.  After the public offering commences, it is anticipated that Kailash Birmiwal IRA will no longer control the Fund.

For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares and Sell Shares" in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund's assets, see "Pricing of Fund Shares" in the Prospectus and "Pricing of Fund Shares" in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

A. Equity Securities.  The Fund may invest in equity securities such as common stock, preferred stock, convertible securities, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Equity securities also include SPDRs (S&P Depositary Receipts, known as “Spiders”), DIAMONDS, QQQs and a number of other exchange traded funds.   SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index.  SPDRs trade on the American Stock Exchange under the symbol SPY.  A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY.  DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow.  DIAMONDS trade on the American Stock Exchange under the symbol DIA.  QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100

Index by holding shares of all the companies in the Index.  QQQs trade on the American Stock Exchange under the symbol QQQ.  The Fund may also invest in a variety of other exchange traded funds, including, but not limited to, iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs.  To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.  Additionally, the Fund may invest in new exchange traded shares as they become available.

B.  Foreign Securities.  The Fund may invest in foreign equity securities including American Depositary Receipts (“ADRs”).  ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution.  They are alternatives to the direct purchase of the underlying securities in their national markets and currencies.  ADRs are subject to risks similar to those associated with direct investment in foreign securities.

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments.  The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.  In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers, and securities markets may be subject to less government supervision.  Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays.  It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that an advisor will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

The considerations noted above generally are intensified for investments in developing countries.  Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

C. Short Sales.  The Fund may sell a security short in anticipation of a decline in the market value of the security.  When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer.  The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security.  The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund's custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

The Fund may also sell short  “against the box”. Short sales “against the box” are short sales of securities that a fund owns or has the right to obtain  (equivalent in kind or amount to the securities sold short).  If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold  short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

D. Securities Lending. The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the staff of the Securities and Exchange Commission (the "SEC") that a Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

E. Restricted and Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. The Fund will not, however, invest more than 10% of its net assets in Rule 144A securities. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the

Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of a Fund could be adversely affected.

F. U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S.  Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States.  For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances.  However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

G. Corporate Debt Securities. Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

H. Fixed Income Securities.  The Fund may invest in all types of fixed income securities, including when-issued, delayed delivery, or forward commitment basis.  Fixed income securities are subject to credit risk and interest rate risk.  Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt.  Interest rate risk is the risk that the Fund's investments in fixed income securities may fall when interest rates rise.

Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities.  They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns.  The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities.  Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

I. Financial Services Industry Obligations. The Fund may invest in each of the following obligations of the financial services industry:

(1)  Certificate of Deposit.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

(2)  Time Deposits.   Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

(3) Bankers' Acceptances.  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

J. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government ("U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

K. Borrowing. The Fund is permitted to borrow money up to one-third of the value of its total assets for the purpose of investment as well as for temporary or emergency purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and a Fund's ability to achieve greater diversification. However, it also increases investment risk. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

L. Options Transactions. The Fund may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

M. Futures and Options on Futures.  The Fund may buy and sell stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of  the contract and the price at which the agreement was made. No physical delivery of the underlying stocks in the index is made. Positions taken in the futures markets are not normally held to maturity, but are liquidated through offsetting transactions that may result in a profit or a loss.

The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its long positions in equity securities that might otherwise result.  When the Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

The Fund may buy and sell call and put options on stock index futures to hedge against risks of market price movements in its long portfolio and to maintain short positions through transactions other than short sales of securities. The need to hedge against market movement risks will depend on the extent  of diversification of the Fund’s common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy and sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in case of a put,  the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between  the exercise price of the option  and the closing price of the futures contract  on the expiration date.

To the extent the Fund enters into  a futures contract, it will deposit in a segregated account with a custodian bank or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund’s position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value.

Transactions involving futures contracts and related options carry risk. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time and  the Fund may be unable to promptly liquidate unfavorable positions. Consequently, the Fund may have to hold a position until delivery or expiration regardless of change in its value. As a result, the Fund’s access to other assets held to cover its options or futures positions could also be impaired. There is also the risk that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. In addition, the Fund will pay commissions and other costs in connection with such investments.

N. Other Investment Companies.  The Fund may purchase securities of open-end or closed-end investment companies if the purchase is in compliance with the 1940 Act. If the Fund invests in securities of other investment companies, the return of any such investment will be reduced by the operating expenses, including investment advisory and administrative fees,  of such investment companies. However, the Adviser believes that at times the return and liquidity features of these securities will be more beneficial than other types of securities.

0.  Reverse Repurchase Agreements.  In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or a broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The Fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of the Fund’s assets and may be viewed as a form of leverage.

P.  Zero Coupon Bonds.  Zero coupon bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of  fixed-income securities when interest rates change.  In calculating the Fund’s dividend, a portion of the difference between a zero coupon bond’s purchase price and its face value is considered income.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (The “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans.  The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.  Illiquid Investments.  The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

The Adviser is Birmiwal Asset Management, Inc. located at 5270 Highland Drive, Bellevue, WA  98006.  As sole shareholders of the Adviser, Dr. Kailash Birmiwal is regarded to control the Adviser for purposes of the 1940 Act.

Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees.  Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust.  The Adviser pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses.  For its services, the Adviser receives an annual investment management fee of 2.90% of the average daily net assets of the Fund for the first 12 months of operation.  The Adviser has agreed to waive management fees and reimburse expenses to the extent necessary to maintain the total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses) at 1.50% of its average daily net assets for the first 12 months of operation.   After the initial 12 months, the Fund pays a variable performance-based management fee as described in the prospectus.

The Management Agreement was approved by the Board at a meeting held on March 16, 2003.  In determining whether to approve the Agreement, the Board met with representatives of the Adviser to discuss the terms of the Agreement.  Because the Adviser is a newly formed entity, the principal of the Adviser reviewed and discussed with the Trustees his personal history including descriptions of his background and investment management experience.  The principal of the Adviser also reviewed and discussed with the Trustees a report comparing the historical performance of the Adviser’s personal accounts over a 10 year period.  The Trustees reviewed the Adviser’s balance sheet as of March 16, 2002 and they concluded that the Adviser was sufficiently capitalized to meet its obligations to Fund.  The Trustees also compared the expense ratio of the Fund to other similar funds and historical information from the Investment Company Institute.  The Trustees then discussed the nature and quality of the services to be provided by the Adviser, reviewed the terms of the Management Agreement and were reminded by legal counsel of their fiduciary duties in approving the Agreement.  The principal of the Adviser certified to the Board that the Adviser had adopted procedures reasonably designed to prevent violations of the Code of Ethics.  Based upon the information provided, it was the Board’s consensus that the fee to be paid to the Adviser pursuant to the Agreement was reasonable, that the overall arrangement provided under the terms of the

Agreement was a reasonable business arrangement, and that the approval of the Agreement was in the best interests of the Fund’s shareholders.

The Adviser retains the right to use the name "Birmiwal Oasis Fund" or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Birmiwal Oasis Fund" or any derivative thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or their shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Interested Trustees and Officers

Name, Address(1), and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Kailash Birmiwal, Ph.D.(2), 3/11/1957 Lea R. Birmiwal, Ph.D., 11/26/1960	Trustee, President, and Treasurer Secretary	Indefinite Term, Since 2003 Indefinite Term, Since 2003	Dr. Birmiwal has been managing his personal assets since 1994. Homemaker.	1 NA	None NA

(1) The address of each trustee and officer is c/o Birmiwal Investment Trust, 5270 Highland Drive, Bellevue, WA  98006.
(2) Kailash Birmiwal is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Adviser.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

 Independent Trustees

Name, Address(3), and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Rajendra K. Bordia, Ph.D. 09/24/1957	Trustee	Indefinite Term, Since 2003	Chair, Department of Materials Science and Engineering, University of Washington (1998-Present). Associate Professor, Department of Materials Science and Engineering, University of Washington (1991-Present).	1	None
Hemant K. Gupta, Ph.D. 06/20/1958	Trustee	Indefinite Term, Since 2003	President of Gupta Inc., a Retail Corporation (1996-Present). Assistant Professor, University of Connecticut (1986-1998).	1	None
Veera S. Karukonda 01/30/1957	Trustee	Indefinite Term, Since 2003	Civil Engineer, City of Hartford (1988-Present).	1	None
Bal K. Sharma, Dr. 08/01/1953	Trustee	Indefinite Term, Since 2003	Administrator (Chief of Respiratory Division), V.A. Medical Center, North Chicago (1990-Present).	1	None

(3) The address of each trustee and officer is c/o Birmiwal Investment Trust, 5270 Highland Drive, Bellevue, WA  98006.

BOARD INTEREST IN THE FUND

As of April 1, 2003, the Trustees owned the following amounts in the Fund:

Name of Trustee or Officer	Dollar Range of Securities In The Birmiwal Oasis Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen By Trustee In Family of Investment Companies
Kailash Birmiwal, Ph. D.	$50,001-$100,000	$50,001-$100,000
Rajendra K. Bordia, Ph. D.	None	None
Hemant K. Gupta, Ph. D.	None	None
Veera S. Karukonda	None	None
Bal K. Sharma, Dr.	None	None

COMPENSATION

Trustee fees are paid by Birmiwal Asset Management, Inc.  Officers and Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Fund.  The following table estimates Trustee compensation for the Fund's first full fiscal year.

Name	Aggregate Compensation from Birmiwal Oasis Fund	Total Compensation from Trust
Kailash Birmiwal, Ph. D.	$0	$0
Rajendra K. Bordia, Ph. D.	$1,000	$1,000
Hemant K. Gupta, Ph. D.	$1,000	$1,000
Veera S. Karukonda	$1,000	$1,000
Bal K. Sharma, Dr.	$1,000	$1,000

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Fund may direct trades to certain brokers.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

The Trust and the Adviser have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the SEC.

ADDITIONAL TAX INFORMATION

The Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification generally will relieve the Fund of liability for federal income taxes.  If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

PRICING OF FUND SHARES

The price (net asset value) of the shares of each Fund is normally determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

PURCHASES AND SALES THROUGH BROKER DEALERS

The Fund may be purchased through broker dealers and other intermediaries. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund's behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, received the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

INVESTMENT PERFORMANCE

The Fund may periodically advertise “average annual total return,” “average annual total return (after taxes on distributions),” and “average annual total return (after taxes on distributions and redemption”.   “Average annual total return,” as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n=ERV

Where

P = a hypothetical $1,000 initial investment

T = average annual total return

n = number of years

  ERV = ending redeemable value at the end of the

applicable period of the hypothetical $1,000

investment made at the beginning of the

applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

The average annual total return (after taxes on distributions) is computed by finding the  average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

                              P(1+T)n = ATVD

Where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return  (after taxes on distributions); "n" equals the number of years;  and  "ATVD" equals the ending  value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions but not after taxes on redemptions.

The average annual total return (after taxes on distributions and sale of Fund shares) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

                              P(1+T)n = ATVDR

Where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return (after taxes on distributions and redemption); "n" equals the number of years; and "ATVDR" equals ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and redemption.

The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of any applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return (before taxes).

The Fund's investment performance will vary depending upon market conditions, the composition of that Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. As of the date of this SAI the Fund has not been in existence for one year.

From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of any of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. These may include the S&P 500 Stock Index, the NASDAQ Composite Index or the Dow Jones Industrial Average.

In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

US Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments.  The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

Mutual Shareholder Services, LLC. (“MSS”), 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, acts as the Fund's transfer agent.  MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (subject to a minimum monthly fee of $775 per Fund) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of the Fund.  These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250.

Premier Fund Solutions, Inc. (“PFS”) provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. PFS receives a monthly fee from the

Adviser equal to an annual rate of 0.07% of the Fund's assets under $200 million, 0.05% of the next $500 million of the Fund's average daily net assets, and 0.03% of the average daily net assets of the Fund thereafter (subject to a minimum monthly fee of $2,000).

ACCOUNTANTS

The firm of McCurdy & Associates CPA's, Inc. has been selected as independent public accountants for the Fund for the fiscal year ending March 31, 2004.  McCurdy & Associates CPA's, Inc. performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

To The Shareholders and Trustees

Birmiwal Investment Trust:

We have audited the accompanying statement of assets and liabilities of Birmiwal Investment Trust (the “Trust”), (comprised of the Birmiwal Oasis Fund) as of March 27, 2003.  This financial statement is the responsibility of the Trust's management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation.  Our procedures included confirmation of cash held by the custodian as of March 27, 2003, by correspondence with the custodian.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the respective portfolio constituting the Birmiwal Investment Trust as of March 27, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ McCurdy & Associates CPA’s Inc.

McCurdy & Associates CPA's, Inc.

Westlake, Ohio

March 27, 2003

BIRMIWAL INVESTMENT TRUST

 STATEMENT OF ASSETS AND LIABILITIES

MARCH 27, 2003

            Birmiwal

           Oasis Fund

ASSETS:

   Cash in Bank

$100,000

         Total Assets

$100,000

LIABILITIES:

$           0

        Total Liabilities

$           0

NET ASSETS

$100,000

NET ASSETS CONSIST OF:

  Capital Paid In

$100,000

OUTSTANDING SHARES

      5,000

NET ASSET VALUE PER SHARE

         $20

OFFERING PRICE PER SHARE

         $20

See accompanying notes which are

an integral part of this financial statement

BIRMIWAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

March 27, 2003

1.  ORGANIZATION

The Birmiwal Oasis Fund (the “Fund”) was organized as a series of Birmiwal Investment Trust (the “Trust”).  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated January 3, 2003.  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only Fund Series currently authorized by the Trustees.

The primary investment objective of the Birmiwal Oasis Fund is capital appreciation.

The Fund uses an independent custodian and transfer agent.  No transactions other than those relating to organizational matters and the sale of 5,000 shares of the Fund have taken place to date.

2.  RELATED PARTY TRANSACTIONS

As of March 27, 2003, all of the outstanding shares of the Fund were owned by the Kailash Birmiwal IRA.  A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

Birmiwal Asset Management, Inc. serves as investment adviser to the Fund.  The adviser pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions, and extraordinary expenses.  For its services, and for the first 12 months of the Fund’s operation, the adviser receives an annual investment management fee of 2.90% of the average daily net assets of the Fund.  Birmiwal Asset Management, Inc. has agreed to waive management fees and reimburse expenses to the extent necessary to maintain the total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses) at 1.50% of its average daily net assets for the first 12 months of operation.  After the initial 12 months, the Fund pays a variable performance-based management fee.  This fee is comprised of an annual base rate of 2.90% of average daily net assets (fulcrum fee), subject to a performance incentive fee adjustment (performance adjustment fee), in accordance with a rate schedule.   The performance adjustment fee increases or decreases depending on how well the Fund has performed relative to the S & P 500 over a performance period.  The performance period is the most recent 12 month period.

The management fee will be the fulcrum fee if the Fund’s performance is within positive or negative 2 percentage points of the investment record of the S & P 500 over the performance period.  If the Fund’s performance exceeds the investment record of the S & P 500 by more than 2 percentage points, the fee rate will be adjusted upward to a maximum of 5.30%.  If the Fund’s total return for a rolling 12 month period is exceeded by the investment record of the S & P 500 by more than 2 percentage points for the same period, the management fee is adjusted downward to a minimum rate of 0.50%.

BIRMIWAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONT'D)

March 27, 2003

2.  RELATED PARTY TRANSACTIONS (CONT’D)

Certain trustees and officers of the Birmiwal Investment Trust are also directors and officers of Birmiwal Asset Management, Inc.

3.  CAPITAL STOCK AND DISTRIBUTION

At March 27, 2003 paid in capital amounted to $100,000 for the Fund.  Transactions in capital stock were as follows:

         Birmiwal

       Oasis Fund

Shares Sold

            5,000

Shares Redeemed

                   0

Net Increase

            5,000

Shares Outstanding

            5,000

4.  OTHER

Expenses incurred in connection with the organization of the Fund and initial offering of shares will be permanently absorbed by Birmiwal Asset Management, Inc.

5.  FEDERAL INCOME TAXES

      The Fund intends to qualify as a regulated investment company under Subchapter M of the

      Internal Revenue Code.  As a result, no provision for income taxes is required.